                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Commission file number 33-67854
                                                --------

       Date of Report (Date of earliest event reported) FEBRUARY 25, 1999
                                                        -----------------



                              CMI INDUSTRIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                                    57-0836097
--------------------------------------------------------------------------------
(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                      identification No.)


         1301 GERVAIS STREET, SUITE 920, COLUMBIA, SOUTH CAROLINA 29201
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

       (Registrant's telephone number, including area code) (803) 771-4434
                                                            ---------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
              (Former name, former address and formal fiscal year,
                         if changed since last report)

ITEM 5.    OTHER EVENT.

         On May 15, 1998, CMI Industries, Inc. ("CMI") entered into a merger agreement (the "Merger Agreement") with CMI Management, Inc. ("CMI Management"), a Company organized by its senior management and CMI Acquisitions, Inc. ("CMI Acquisitions"), a wholly-owned subsidiary of CMI Management, pursuant to which CMI Acquisitions would merge with and into CMI, and CMI would be the surviving corporation in the Merger.

         Pursuant to the Merger Agreement, consummation of the Merger was subject to a number of conditions including the receipt of anticipated equity financing and satisfactory debt financing.

         On February 25, 1999, CMI Management terminated the Merger Agreement. Management believes that the poor market conditions for new public debt securities coupled with the continued slowness in certain segments of CMI's business have made it impractical to consummate the merger transaction at this time.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a), (b), and (c) Not Applicable.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  February 26, 1999                    By: /s/ James A. Ovenden
                                               ------------------------------
                                                James A. Ovenden
                                                Executive Vice President and
                                                   Chief Financial Officer





                                       -2-